Earnings per share	6 Months Ended
Jun. 30, 2016
Earnings Per Share, Basic [Abstract]
Earnings per share

All common shares issued are Costamare common stock and have equal rights to vote and participate in dividends. In August 2013, the Company issued Series B Preferred Stock, receiving an annual dividend of 7.625% in arrears on the 15th day of January, April, July and October of each year. In January 2014, the Company issued Series C Preferred Stock, receiving an annual dividend of 8.50% in arrears on the 15th day of January, April, July and October of each year. Additionally, in May 2015, the Company issued Series D Preferred Stock, receiving an annual dividend of 8.75% in arrears on the 15th day of January, April, July and October of each year. Profit or loss attributable to common equity holders is adjusted by the contractual amount of dividends on Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock that should be paid for the period. Dividends paid or accrued on Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock during the six-month periods ended June 30, 2015 and 2016, amounted to $7,313 and $10,473, respectively.

	June 30,
	2015	2016
	Basic EPS	Basic EPS
Net income	$70,613	$72,038
Less: paid and accrued earnings allocated to Preferred Stock	(7,313)	(10,473)
Net income available to common stockholders	63,300	61,565
Weighted average number of common shares, basic and diluted	74,876,866	75,474,844
Earnings per common share, basic and diluted	$0.85	$0.82